SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. _____)

Filed by the Registrant [ x ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ] Preliminary Proxy Statement

[    ] Confidential, for Use of the Commission. Only (as permitted by Rule 14a-6(e)(2))

[    ] Definitive Proxy Statement

[ x ] Definitive Additional Materials

[    ] Soliciting Material Pursuant to Rule 14a-12

DOR BioPharma, Inc.
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ x ] No fee required.

[    ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

[    ] Fee paid previously with preliminary materials.

[    ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

DOR BIOPHARMA, INC.
1101 Brickell Avenue, Suite 701-S
Miami, Florida 33131

NOTICE OF ADJOURNMENT OF ANNUAL MEETING OF STOCKHOLDERS
TO 10:30 A.M., EASTERN TIME, ON JANUARY 24, 2007 AT
J.W. MARRIOTT ON THE 5th FLOOR, 1109 BRICKELL AVENUE, MIAMI, FL 33131

To the Stockholders:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of DOR BioPharma, Inc. (the “Company”), previously scheduled for Friday, December 29, 2006 at 10:30 a.m., Eastern Time, at the J.W. Marriott on the 5th Floor, 1109 Brickell Avenue, Miami, FL 33131, has been adjourned and rescheduled for January 24, 2007 at 10:30 a.m., Eastern Time, at the J.W. Marriott on the 5th Floor, 1109 Brickell Avenue, Miami, FL 33131. The meeting was adjourned and rescheduled because there were insufficient stockholders present in person or represented by proxy to constitute a quorum on the originally scheduled meeting date.

A proxy statement dated December 12, 2006 (the “Proxy Statement”) was mailed to you in connection with the Company’s 2006 annual meeting of stockholders (the “Annual Meeting”). Mailing of the Proxy Statement commenced on December 14, 2006. As described above, the Annual Meeting was adjourned on December 29, 2006 and will reconvene on January 24, 2007. This notice supplements and amends the Proxy Statement solely with respect to the date, time and place of the Annual Meeting. Matters to be acted upon at the reconvened meeting remain as described in the Proxy Statement.

Voting Your Shares

Whether or not you plan to attend, all stockholders who have not yet voted are strongly encouraged to vote immediately. You may vote your shares via Internet, telephone or mail as more fully described below:

1.  By Internet: Go to www.voteproxy.com and follow the instructions. Have your proxy card available when you log on.

2.  By Telephone: Call 1-800-PROXIES (1-800-776-9437) and follow the voice prompts. Have your proxy card available when you call.

3.  By Mail: On the proxy card you previously received with the Proxy Statement, mark your vote, sign your name exactly as it appears on your proxy card, date your card and return it in the envelope provided.

Stockholders of record as of November 3, 2006 who have not received or cannot locate their proxy card should call James Clavijo at 786-425-3848.

By Order of the Board of Directors

/s/ Christopher J. Schaber
Christopher J. Schaber, Ph.D.
President and Chief Executive Officer

Miami, Florida
December 29, 2006